SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported):

July 16, 2003
Modine Manufacturing Company
Exact name of registrant as specified in its charter

Wisconsin	1-1373	39-0482000
State or other jurisdiction of incorporation	Commission File Number	I.R.S. Employer Identification Number

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

(c) Exhibits.
99.1	Press release of Registrant dated July 16, 2003.

Item 9. Regulation FD Disclosure (ITEM 12. Results of Operations and Financial Condition).

The information contained in this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

Registrant's press release dated July 16, 2003, announcing its financial results for the quarter ended June 26, 2003, is furnished herewith as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/D. B. Rayburn
D. B. Rayburn President and Chief Execitive Officer

By: /s/D. R. Zakos
D. R. Zakos Vice President, General Counsel and Secretary

EXHIBIT INDEX
Exhibit Number	Description	Sequentially Numbered

99.1	Press Release of Registrant dated July 16, 2003.